SUP-0101-1118

AB EQUITY FUNDS (“Equity Funds”)

-AB Growth Fund

-AB Large Cap Growth Fund

-AB Concentrated Growth Fund

-AB Discovery Growth Fund

-AB Small Cap Growth Portfolio

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Sustainable Global Thematic Fund

-AB Sustainable International Thematic Fund

-AB Global Core Equity Portfolio

-AB International Strategic Core Portfolio

-AB Concentrated International Growth Portfolio

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds”.

Supplement dated November 27, 2018 to the Equity Funds Prospectus dated October 31, 2018 (the “Prospectus”).

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Under “Management of the Funds — Investment Adviser,” insert the following after the second paragraph:

On November 13, 2018, AXA Equitable filed a registration statement with the SEC registering 50,000,000 shares of its common stock currently held by AXA and on November 15, 2018 filed a registration statement increasing the offering by 10,000,000 shares. AXA completed the sale of such shares (the “offering”) on November 20, 2018. The underwriters of the offering have a 30-day option to purchase an additional 9,000,000 shares of common stock from AXA. AXA Equitable also entered into a share repurchase agreement with AXA pursuant to which it has acquired from AXA 30,000,000 shares of AXA Equitable common stock. After settlement of the offering and the share buyback, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable (and will hold 57.5% if the underwriters exercise their option to purchase additional shares from AXA).

Under “Management of the Funds — Investment Adviser,” delete the first sentence of the third paragraph and replace it with the following:

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”).

Under “Management of the Funds — Investment Adviser,” the last sentence of the third paragraph is deleted and replaced with the following:

At the October 11, 2018 meeting (or at the adjourned meeting reconvened on November 14, 2018, for certain Funds), shareholders of each of the following Funds approved the new and future investment advisory agreements:

AB Concentrated Growth Fund
AB Concentrated International Growth Portfolio
AB Discovery Growth Fund
AB Select US Equity Portfolio
AB Select US Long/Short Portfolio

The meeting was adjourned until December 11, 2018 with respect to all of the other Funds.

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-1118

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